SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   October 7, 1996
                                                 -------------------------------



                    Smith Barney Holdings Inc.
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             (Exact name of registrant as specified in its charter)


     Delaware                     1-12484              06-1274088
     --------------          ----------------       ---------------
     (State or other           (Commission        (IRS Employer
     jurisdiction of           File Number)       Identification No.)
     incorporation)

         388 Greenwich Street,   New York, NY                  10013
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               (Address of principal executive offices)   (Zip Code)


                                 (212) 816-6000
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              (Registrant's telephone number, including area code)




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                           SMITH BARNEY HOLDINGS INC.
                           Current Report on Form 8-K




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits:

     Exhibit No.    Description
     -----------    -----------

          1.01 Terms Agreement, dated October 7, 1996, among the Company and Smith Barney Inc., CS First Boston Corporation, Chase Securities, Inc., Citicorp Securities, Inc., Donaldson, Lufkin & Jenrette Securities Corporation, Salomon Brothers Inc and UBS Securities LLC, as Underwriters, relating to the offer and sale of the Company's 7 1/8% Notes due October 1, 2006.

          4.01      Form of Note for the Company's 7 1/8% Notes due  October 1,
                    2006.









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
                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 8, 1996                 SMITH BARNEY HOLDINGS INC.



                                   By:  /s/ Firoz B. Tarapore

                                        ----------------------------------------
                                        Firoz B. Tarapore
                                        Assistant Treasurer














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